UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRNT	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IRNT.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2023, the Letter Agreement (the “Letter Agreement”) executed on June 16, 2023 between IronNet, Inc., a Delaware corporation (the “Company”), and C5 CC Ferrous, LLC, a Delaware limited Liability company (the “JV”, and, together with the Company, the “Parties”), as amended on July 11, 2023 was deemed executed and delivered by the Parties in accordance with its terms. The JV is an affiliate of C5 Capital Limited (“C5”), a beneficial owner of more than 5% of the Company’s outstanding common stock. Pursuant to the Letter Agreement, the JV has agreed to provide certain funding to the Company and the Company has agreed to take certain steps including with respect to the privatization of the Company and the de-listing from the public securities markets, each as further described below.

Pre-Closing Funding

Pursuant to the Letter Agreement, the JV has agreed to fund the on-going operational needs of the Company in several tranches (each, a “Funding Tranche”) up to a maximum aggregate amount of $15,480,000, subject to the Company’s achievement of certain transactional and operational milestones. In connection with each Funding Tranche, the Company will issue the JV a senior, secured convertible promissory note (the “Pre-Closing Notes”). On July 11, 2023, the Company and the JV agreed to amend the Letter Agreement to reduce the amount of the first Funding Tranche to $1,750,000 and to increase the amount of the second Funding Tranche to $1,750,000. As of the same date, the JV completed the first Funding Tranche, and the Company issued a Pre-Closing Note in the original principal amount of $1,750,000 to the JV.

Each Pre-Closing Note will bear interest at a rate of 12% per annum from the date of issuance, and have a maturity date 12 months after the issuance date of the applicable Pre-Closing Note. The JV may elect to convert the outstanding principal amount of the Pre-Closing Notes, and accrued and unpaid interest, into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion rate equal to 70% of the trading price of the Common Stock on the execution date of the applicable Pre-Closing Note (the “Conversion Rate”). The Pre-Closing Notes will be senior to all existing indebtedness and secured by a lien against all assets (including intellectual property) of the Company and its subsidiaries. The Pre-Closing Notes grant the JV the right, but not an obligation, to participate on a pro rata basis in subsequent securities issuances and financings, subject to customary exceptions and anti-dilution protections and customary transfer restrictions.

In the event that the Company fails to timely pay amounts due under the Pre-Closing Notes or the Company materially defaults in its performance of any other covenant under the or the Pre-Closing Notes or the related security agreement, which default is not cured within 30 days after written notice thereof, then at the option of the JV, all unpaid principal, accrued interest and other amounts owing under the Pre-Closing Notes shall be immediately due and payable.

In the event that the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of or relating to debtors, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance thereof, or if an involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days) under any bankruptcy statute, or a custodian, receiver, trustee, assignee for the benefit of creditors is appointed to take possession, custody or control of any property of the Company, then all unpaid principal, accrued interest and other amounts owing under the Pre-Closing Notes will accelerate and automatically become immediately due and payable.

Modification of Existing Notes

Pursuant to the Letter Agreement, the Company has agreed to modify the promissory notes previously issued to the JV and members of the Company’s board of directors (the “Existing Notes”) to provide the holders the option to convert the outstanding principal amount and accrued and unpaid interest into shares of Common Stock at the Conversion Rate.. The Existing Notes will remain subordinated to the Pre-Closing Notes. As previously disclosed in its Current Report on Form 8-K filed on July 7, 2023, the Company executed amendments to the Existing Notes on June 30, 2023.

Take-Private Transaction and Management Restructuring

The Letter Agreement obligates the Company to promptly take certain actions to facilitate the privatization and de-listing of the Company’s Common Stock from the New York Stock Exchange (“NYSE”) and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These steps include (i) identifying and effectuating a stock split structure for the Company and implementing a related recapitalization involving the issuance of preferred stock to the JV, (ii) the Company becoming current in its Exchange Act reporting obligations; (iii) filing a proxy statement relating to the planned stock split and the issuance of a series of preferred stock in connection with a contemplated recapitalization, and (iv) taking all steps otherwise necessary to consummate the take private transaction contemplated by the Letter Agreement (the “Take-Private Transaction”).

The JV has agreed to provide additional financing to the Company after the consummation of the Take-Private Transaction, in the maximum aggregate amount of $51,000,000, subject to the Company meeting certain transactional and/or operational milestones specified in the Letter Agreement.

As further described in Item 5.02 of this Current Report on Form 8-K, pursuant to the terms of the Letter Agreement, in connection with the Take-Private Transaction, the Company’s Board of Directors (the “Board”) agreed to appoint Linda Zecher-Higgins as Chief Executive Officer of the Company and Cameron Pforr as President and Chief Financial Officer. General (Ret.) Keith

Alexander, Founder, Chairman and former Chief Executive Officer of the Company, will remain Chairman of the Company, and will depart from his role as Chief Executive Officer.

Non-Solicitation Covenant

The Letter Agreement includes non-solicit terms applicable to the Company that prohibit the Company from directly or indirectly: (i) soliciting or facilitating third party offers or proposals regarding an acquisition of the Company, any share purchase, merger, consolidation, share exchange, financing transaction, business combination, refinancing, reorganization, sale or transfer of the assets or equity of the Company or its subsidiaries outside the ordinary course of business, or any other financing transaction; (ii) furnishing any non-public information to any third party for the purpose of facilitating any such alternative transaction; (iii) participating in any discussions with any third party regarding any such alternative transaction; or (iv) entering into an agreement regarding any such alternative transaction. The non-solicit covenants applicable to the Company are subject to certain fiduciary exceptions that would permit the Company to terminate the Letter Agreement and the transactions contemplated by the Letter Agreement, subject to payment to the JV of a termination fee equal to $5,000,000 plus the principal and accrued interest under outstanding Pre-Closing Notes and the out-of-pocket and costs and reasonable expenses incurred by the JV in connection with the transactions contemplated by the Letter Agreement.

The foregoing description of the Letter Agreement and the Amendment to the Letter Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the form of Letter Agreement and Amendment to the Letter Agreement filed hereto as Exhibits 10.1 and 10.2, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The Pre-Closing Note issued on July 11, 2023, the remainder of the Pre-Closing Notes, and the shares of Common Stock issuable upon conversion of the Pre-Closing Notes, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

On July 11, 2023 (the “Separation Date”), General Keith Alexander informed the Board of his intention to resign as the Company’s Chief Executive Officer (“CEO”), effective immediately pursuant to the Letter Agreement. General Alexander will continue to serve as a Director and Chairman of the Board following his resignation as Chief Executive Officer.

It is contemplated that the Company and General Alexander will enter into a Separation Agreement providing for certain severance benefits payable to Mr. Alexander, certain releases and certain other agreements, which remain subject to final negotiation and further authorization and approval by the Board.

Appointment of Chief Executive Officer and Director

On July 11, 2023, pursuant to the Letter Agreement, the Company appointed Linda Zecher Higgins as the Company’s CEO, effective as of the Separation Date. On the same day, the Board, upon recommendation of the Nominating and Governance Committee of the Board, appointed Ms. Zecher as a director of the Company to fill the vacancy on the board existing as of the Separation Date created by the departure of William E. Welch on September 30, 2022. Ms. Zecher was appointed as a Class III director, whose term is scheduled to expire at the annual meeting of stockholders to be held in 2024.

Ms. Zecher, 70, is the Chief Executive Officer and Managing Partner of the Barkley Group, a consulting firm focused on cybersecurity and digital transformation, and has served in this capacity since January 2017. Ms. Zecher also currently serves as Chairman of C5. Prior to that, Ms. Zecher served as the President and Chief Executive Officer, and a member of the Board of Directors, of Houghton Mifflin Harcourt Company, from 2011 to 2016. Prior to that, she was Corporate Vice President, Worldwide Public Sector of Microsoft Corporation from 2003 to 2011. Ms. Zecher has served on the board of directors of Hasbro, Inc. since 2014, Tenable Holdings Inc. since August 2019, and C5 Acquisition Corp since January 2022. Ms. Zecher received a B.S. in Earth Science from Ohio State University.

The Company believes that Ms. Zecher’s experience in leading the transformations of businesses in the digital space, her expertise and skill in driving technological innovation and her expertise in financial markets, financial investment, financial restructuring qualify Ms. Zecher to serve on the Board.

There is no arrangement or understanding between Ms. Zecher and any other persons or entities pursuant to which Ms. Zecher was appointed as a director other than the matters referred to in Item 1.01 of this Form 8-K. There have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and which Ms. Zecher, or any member of her immediate family, had, or will have, a direct or indirect material interest.

Appointment of President

On July 11, 2023 and pursuant to the Letter Agreement, the Company appointed Cameron Pforr, Chief Financial Officer, as the president of the Company. Mr. Pforr will continue to serve as the Company’s Chief Financial Officer.

Mr. Pforr, 58, has served as the Company’s Chief Financial Officer since September 2022. Previously, Mr. Pforr served as President of Fidelis Cybersecurity, a cybersecurity company, a position he held since March 2022 after having previously served as Fidelis’s Chief Financial Officer from April 2020 to March 2022. From 2016 to April 2020, Mr. Pforr served as Vice President of Strategy and Corporate Development at Jenzabar, a provider of information technology services and consulting for the higher education industry. He previously held senior management roles at Permabit Technology Corporation, a software company later acquired by Red Hat, Inc., and WhipTail Technologies, Inc., a data storage array company that was acquired by Cisco Systems. Earlier in his career, Mr. Pforr was an investment banker with Revolution Partners and Deutsche Bank Securities and a consultant with Bain and Company. Prior to his business career, Mr. Pforr served as a Foreign Service Officer for the U.S. Department of State and an analyst for the U.S. Department of Defense. Mr. Pforr received a B.S. in Computer Science from the College of William and Mary, an M.A. in International Studies from the University of Pennsylvania, and an M.B.A. from the University of Pennsylvania’s Wharton School.

There is no arrangement or understanding between Mr. Pforr and any other persons or entities pursuant to which Mr. Pforr was appointed as president other than the matters referred to in Item 1.01 of this Form 8-K. There have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and which Mr. Pforr, or any member of his immediate family, had, or will have, a direct or indirect material interest.

Item 8.01 Other Events

The Company will use the proceeds of the Pre-Closing Note issued on July 11, 2023 to satisfy certain of its current liabilities. However, even after the application of the proceeds, management anticipates that, in the absence of additional sources of liquidity, the Company’s existing cash and cash equivalents and anticipated cash flows from operations will not be sufficient to meet the Company’s operating and liquidity needs beyond the end of July 2023.

In the event further funding is not provided by the JV or that the Company determines that additional sources of liquidity will not be available to it or will not allow it to meet its obligations as they become due, the Company may need to file a voluntary petition for relief under the United States Bankruptcy Code in order to implement a plan of reorganization, court-supervised sale and/or liquidation. Furthermore, in the event the Company is unable to pursue bankruptcy protection under Chapter 11 of the United States Bankruptcy Code, it may be necessary to pursue bankruptcy protection under Chapter 7 of the United States Bankruptcy Code, in which case a Chapter 7 trustee would be appointed or elected to liquidate the Company’s assets for distribution in accordance with the priorities established by the United States Bankruptcy Code. The Company expects that liquidation under Chapter 7 would result in significantly smaller distributions being made to stakeholders than those it might obtain under Chapter 11 primarily because of the likelihood that the Company’s assets would have to be sold or otherwise disposed of by a Chapter 7 trustee in a distressed fashion over a short period of time rather than sold by existing management as a going concern business. In the event that the Company pursues bankruptcy protection under Chapter 7, the Company’s material business activities will cease, and the Company will no longer have the capability to prepare financial statements and other disclosures required for periodic reports for filing with the Securities and Exchange Commission. The Company expects that no distributions would be available for stockholders in a Chapter 7 liquidation.

On July 12, 2023, the Company issued a press release announcing its entry into the Letter Agreement and that it had received the initial Funding Tranche. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements, including statements with respect to the implementation of the Take-Private Transaction, the completion of the management changes contemplated by the Letter Agreement, further financing to be provided by the JV, the negotiation of definitive agreements with C5 and the JV relating to the foregoing and the Company’s expectations with respect to the sufficiency of the Company’s cash resources and the ability to secure additional sources of liquidity, including the issuance of additional Pre-Closing Notes to the JV, the Company’s ability to continue as a going concern and the potential need to pursue bankruptcy protection. Forward-looking statements generally relate to future events and can be identified by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “strive,” “budget,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the Company’s ability to regain compliance with NYSE listing standards, the Company’s receipt of additional financing from the JV pursuant to the Letter Agreement, and risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	Letter Agreement originally dated June 16, 2023 and deemed executed and delivered on July11, 2023

10.2	Amendment to the Letter Agreement, dated July 11, 2023

99.1	Press Release issued by IronNet, Inc. on July 12, 2023.

104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

By:	/s/ Cameron D. Pforr
Date: July 12, 2023 Cameron D. Pforr President & Chief Financial Officer